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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) January 12, 1999

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                           HOST MARRIOTT CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   Maryland
                (State or Other Jurisdiction of Incorporation)

      001-14625                                         53-0085950
(Commission File Number)                 (I.R.S. Employer Identification Number)

                 10400 Fernwood Road, Bethesda, Maryland 20817
              (Address of Principal Executive Offices) (Zip Code)

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       Registrant's Telephone Number, Including Area Code (301) 380-9000
        (Former Name or Former Address, if changed since last report.)

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                                   FORM 8-K

ITEM 5.  OTHER EVENTS

On December 29, 1998 Host Marriott Corporation distributed Crestline shares to shareholders of record as of 5:00pm (EST). Host Marriott believes that the fair market value of the Crestline shares on December 29, 1998 was $15.30 per share (a distribution value of $1.53 per Host Marriott share) which is the value determined by the Host Marriott board of directors. A letter addressed to shareholders providing further information regarding the amount of taxable income recognized as a result of this distribution is included as an exhibit to this filing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             Letter to Shareholders

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HOST MARRIOTT CORPORATION

                                        By: /s/ Donald D. Olinger
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                                            Donald D. Olinger
                                            Senior Vice President and
                                            Corporate Controller


Date: January 14, 1999

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